Exhibit 99.14

COMPUTATIONAL MATERIALS FOR TERWIN MORTGAGE TRUST ASSET-BACKED CERTIFICATES, SERIES 2005-10HE AGGREGATE COLLATERAL SUMMARY

ABS New Transaction

Computational Materials

$[263,580,000] (approximate)

Offered Certificates

Terwin Mortgage Trust

Asset-Backed Certificates, Series TMTS 2005-10HE

Specialized Loan Servicing, LLC

Servicer

JPMorgan Chase Bank, National Association

Servicing Administrator, Backup Servicer and Securities Administrator

U.S. Bank National Association

Trustee

May [5], 2005

COMPUTATIONAL MATERIALS FOR TERWIN MORTGAGE TRUST ASSET-BACKED CERTIFICATES, SERIES 2005-10HE AGGREGATE COLLATERAL SUMMARY

The attached tables and other statistical analyses (the “Computational Materials”) are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material, except to the extent provided in the following paragraph.

The information contained herein with respect to the subordination levels and class sizes of the Certificates is subject to change at any time prior to the Closing Date, which is expected to be on or about July [28], 2005. The Prospectus will describe the material characteristics of the Certificates, including class sizes and subordination levels. All such information included herein is preliminary only, subject to revision, and expressly qualified in its entirety by the information appearing in the Prospectus. The class sizes and subordination levels shown herein reflect preliminary rating agency feedback based on currently-available information. They are subject to change to account for changes in interest rates and other factors which may occur prior to the Closing Date. It is not anticipated that the other transaction characteristics disclosed in the Prospectus will differ materially from those shown herein. Please refer to the Prospectus for a description of the Certificates and the Mortgage Loans as ultimately constituted.

Notwithstanding anything else to the contrary in these Computational Materials, each addressee hereof (and each employee, representative or other agent of each addressee) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the securities described herein and all materials of any kind (including opinions or other tax analyses) that are provided to each addressee relating to such tax treatment and tax structure.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

Mortgage Loan Characteristics
Aggregate Outstanding Principal Balance		$31,714,932
Aggregate Original Principal Balance		$31,715,118
Number of Mortgage Loans		101

	Minimum	Maximum	Average (1)
Original Principal Balance	$25,000	$880,000	$314,011
Outstanding Principal Balance	$25,000	$880,000	$314,009

	Minimum	Maximum	Weighted Average (2)
Original Term (mos)	360	360	360
Stated Remaining Term (mos)	353	358	357
Loan Age (mos)	2	7	3
Current Interest Rate	4.625%	8.400%	6.588%
Initial Interest Rate Cap	1.000%	6.000%	3.317%
Periodic Rate Cap	1.000%	6.000%	1.257%
Gross Margin	1.875%	8.150%	3.740%
Maximum Mortgage Rate	10.125%	18.630%	12.719%
Minimum Mortgage Rate	1.875%	8.150%	3.914%
Months to Roll	1	58	32
Original Loan-to-Value	40.54%	95.00%	78.25%
Credit Score (3)	553	791	684

	Earliest	Latest
Maturity Date	12/01/2034	05/01/2035

	Percent of Mortgage Pool	Year of Origination	Percent of Mortgage Pool
Lien Position
1st Lien	100.00%	2004	0.59%
		2005	99.41
Occupancy
Primary	84.03%
Second Home	6.36	Loan Purpose
Investment	9.61	Purchase	32.98%
		Refinance - Rate Term	5.47
Loan Type		Refinance - Cashout	61.55
Fixed Rate	0.35%
ARM	99.65	Property Type
		Single Family Residence	85.38%
Amortization Type		Townhouse	0.46
Interest-Only	100.00%	Condominium	3.74
		Two-to-Four Family	4.62
		Planned Unit Development	5.80

(1)	Sum of Principal Balance divided by total number of loans.

(2)	Weighted by Outstanding Principal Balance.

(3)	Minimum and Weighting only for loans with scores.

Mortgage Rates

Range of Mortgage Rates	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc	Percent IO
5.000% or less	2	$955,000	3.01%	4.728%	669	$477,500	75.33%	58.64%	100.00%
5.001% to 5.500%	2	760,000	2.40	5.224	749	380,000	63.20	100.00	100.00
5.501% to 6.000%	20	6,048,279	19.07	5.905	708	302,414	73.43	64.70	100.00
6.001% to 6.500%	26	7,886,868	24.87	6.376	674	303,341	78.17	39.05	100.00
6.501% to 7.000%	24	8,297,180	26.16	6.773	689	345,716	78.28	14.10	100.00
7.001% to 7.500%	16	4,640,450	14.63	7.206	671	290,028	83.84	60.31	100.00
7.501% to 8.000%	6	1,964,655	6.19	7.767	666	327,443	82.13	31.07	100.00
8.001% to 8.500%	5	1,162,500	3.67	8.227	648	232,500	86.95	23.70	100.00

Total:	101	$31,714,932	100.00%	6.588%	684	$314,009	78.25%	41.52%	100.00%

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 4.625% per annum to 8.400% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 6.588% per annum.

Remaining Months to Stated Maturity

Range of Remaining Months to Stated Maturity	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc	Percent IO
349 to 360	101	31,714,932	1.00	0.066	684	314,009	0.78	0.42	1.00

Total:	101	$31,714,932	100.00%	6.588%	684	$314,009	78.25%	41.52%	100.00%

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 353 months to 358 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 357 months.

Original Mortgage Loan Principal Balances

Range of Original Mortgage Loan Principal Balances	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc	Percent IO
$1 to $ 50,000	2	$50,000	0.16%	6.625%	711	$25,000	80.00%	50.00%	100.00%
$50,001 to $ 100,000	4	356,550	1.12	6.898	711	89,138	81.87	73.24	100.00
$100,001 to $ 150,000	12	1,548,842	4.88	6.587	695	129,070	77.96	58.12	100.00
$150,001 to $ 200,000	10	1,853,862	5.85	6.335	683	185,386	82.07	70.44	100.00
$200,001 to $ 250,000	14	3,214,880	10.14	6.930	681	229,634	77.01	28.31	100.00
$250,001 to $ 300,000	15	4,071,050	12.84	6.782	662	271,403	78.09	47.05	100.00
$300,001 to $ 350,000	7	2,287,643	7.21	6.670	675	326,806	81.91	58.14	100.00
$350,001 to $ 400,000	11	4,178,755	13.18	6.602	671	379,887	77.26	17.89	100.00
$400,001 to $ 450,000	8	3,442,450	10.85	6.806	686	430,306	81.27	25.13	100.00
$450,001 to $ 500,000	6	2,919,250	9.20	6.127	714	486,542	73.31	32.59	100.00
$500,001 to $ 550,000	2	1,040,000	3.28	6.500	680	520,000	78.04	50.96	100.00
$550,001 to $ 600,000	3	1,725,000	5.44	6.141	682	575,000	81.51	65.51	100.00
$600,001 to $ 650,000	4	2,559,150	8.07	6.288	711	639,788	69.95	23.80	100.00
$750,001 to $ 800,000	1	780,000	2.46	6.630	676	780,000	80.00	0.00	100.00
$800,001 to $ 850,000	1	807,500	2.55	7.200	689	807,500	89.72	100.00	100.00
$850,001 to $ 900,000	1	880,000	2.77	6.500	680	880,000	80.00	100.00	100.00

Total:	101	$31,714,932	100.00%	6.588%	684	$314,009	78.25%	41.52%	100.00%

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans from approximately $25,000 to approximately $880,000 and the average outstanding principal balance of the Mortgage Loans was approximately $314,009.

Product Types

Product Types	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc	Percent IO
30 Year Fixed Loans	1	110,400	0.00	0.068	702	110,400	0.80	1.00	1.00
One-Month LIBOR Loan	1	560,000	1.77	4.625	678	560,000	80.00	100.00	100.00
Six-Month LIBOR Loans	2	1,175,000	3.70	6.040	670	587,500	76.20	0.00	100.00
2/28 LIBOR ARM	41	11,247,423	35.46	6.814	681	274,327	78.51	24.25	100.00
3/27 LIBOR ARM	39	12,375,929	39.02	6.615	683	317,332	80.34	52.69	100.00
5/25 LIBOR ARM	13	4,991,680	15.74	6.647	686	383,975	76.99	39.98	100.00
5/1 Treasury ARM	4	1,254,500	3.96	5.431	726	313,625	61.19	100.00	100.00

Total:	101	$31,714,932	100.00%	6.588%	684	$314,009	78.25%	41.52%	100.00%

Amortization Type

Amortization Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc	Percent IO
24 Month Interest-Only	1	298,800	0.01	0.084	621	298,800	0.90	0.00	1.00
36 Month Interest-Only	6	1,975,500	6.23	7.355	603	329,250	88.01	79.78	100.00
60 Month Interest-Only	32	10,836,769	34.17	6.614	689	338,649	76.75	40.13	100.00
120 Month Interest-Only	62	18,603,863	58.66	6.462	691	300,062	77.89	38.93	100.00

Total:	101	$31,714,932	100.00%	6.588%	684	$314,009	78.25%	41.52%	100.00%

State Distributions of Mortgaged Properties

Geographic Location	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc	Percent IO
Arizona	15	$3,201,001	10.09%	6.176%	705	$213,400	77.09%	56.63%	100.00%
California	29	12,680,114	39.98	6.560	683	437,245	77.76	42.89	100.00
Colorado	4	839,936	2.65	6.292	643	209,984	82.22	62.85	100.00
District of Columbia	1	146,850	0.46	6.875	755	146,850	80.00	0.00	100.00
Florida	4	791,800	2.50	6.880	677	197,950	77.83	0.00	100.00
Georgia	2	356,750	1.12	7.162	648	178,375	87.64	100.00	100.00
Idaho	1	110,400	0.35	6.750	702	110,400	80.00	100.00	100.00
Maryland	6	1,358,400	4.28	6.837	669	226,400	78.88	32.42	100.00
Massachusetts	1	241,500	0.76	7.875	706	241,500	70.00	0.00	100.00
Michigan	1	99,600	0.31	6.450	633	99,600	85.86	100.00	100.00
Minnesota	2	310,624	0.98	6.672	642	155,312	80.00	56.22	100.00
Mississippi	1	275,500	0.87	7.600	640	275,500	95.00	100.00	100.00
Nevada	15	4,315,957	13.61	6.592	706	287,730	78.21	32.70	100.00
New Jersey	9	3,585,300	11.30	6.414	646	398,367	81.11	40.46	100.00
New York	3	1,645,000	5.19	6.885	714	548,333	78.59	60.49	100.00
Ohio	1	184,000	0.58	7.000	694	184,000	80.00	0.00	100.00
Utah	1	125,800	0.40	7.250	744	125,800	85.00	0.00	100.00
Virginia	5	1,446,400	4.56	6.893	693	289,280	68.81	5.14	100.00

Total:	101	$31,714,932	100.00%	6.588%	684	$314,009	78.25%	41.52%	100.00%

No more than approximately 2.77% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

Original Loan-to-Value Ratios

Range of Original Loan-to-Value Ratios	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc	Percent IO
50.00% or less	2	$800,000	2.52%	5.766%	744	$400,000	44.97%	37.50%	100.00%
50.01% to 55.00%	1	256,500	0.81	5.750	692	256,500	52.35	100.00	100.00
55.01% to 60.00%	2	870,000	2.74	6.717	682	435,000	59.59	0.00	100.00
60.01% to 65.00%	1	238,000	0.75	5.750	690	238,000	64.32	100.00	100.00
65.01% to 70.00%	10	2,985,450	9.41	6.250	688	298,545	69.11	15.63	100.00
70.01% to 75.00%	6	2,279,405	7.19	6.740	701	379,901	73.72	16.45	100.00
75.01% to 80.00%	62	19,048,663	60.06	6.525	683	307,237	79.76	41.30	100.00
80.01% to 85.00%	5	1,646,550	5.19	6.761	681	329,310	84.96	40.99	100.00
85.01% to 90.00%	6	1,692,800	5.34	7.269	665	282,133	89.62	64.59	100.00
90.01% to 95.00%	6	1,897,564	5.98	7.322	663	316,261	94.66	100.00	100.00

Total:	101	$31,714,932	100.00%	6.588%	684	$314,009	78.25%	41.52%	100.00%

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 40.54% to 95.00% and the weighted average Original Loan-to-Value Ratio of the Mortgage Loans was approximately 78.25% .

Mortgage Insurance

Mortgage Insurance	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc	Percent IO
No Mortgage Insurance	100	$31,589,132	99.60%	6.585%	684	$315,891	78.22%	41.69%	100.00%
Mortgage Insurance	1	125,800	0.40	7.250	744	125,800	85.00	0.00	100.00

Total:	101	$31,714,932	100.00%	6.588%	684	$314,009	78.25%	41.52%	100.00%

Loan Purpose

Loan Purpose	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc	Percent IO
Refinance - Cashout	57	$19,521,644	61.55%	6.627%	678	$342,485	78.62%	45.76%	100.00%
Purchase	39	10,458,088	32.98	6.531	693	268,156	78.18	37.24	100.00
Refinance - Rate Term	5	1,735,200	5.47	6.500	702	347,040	74.48	19.59	100.00

Total:	101	$31,714,932	100.00%	6.588%	684	$314,009	78.25%	41.52%	100.00%

Property Type

Property Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc	Percent IO
Single Family Residence	86	$27,078,682	85.38%	6.613%	681	$314,868	78.22%	42.09%	100.00%
Two-to-Four Family	4	1,465,650	4.62	7.031	712	366,413	82.97	36.53	100.00
Planned Unit Development	5	1,838,400	5.80	6.128	715	367,680	74.34	40.49	100.00
Condominium	5	1,185,350	3.74	6.151	675	237,070	78.81	41.32	100.00
Townhouse	1	146,850	0.46	6.875	755	146,850	80.00	0.00	100.00

Total:	101	$31,714,932	100.00%	6.588%	684	$314,009	78.25%	41.52%	100.00%

Documentation

Documentation	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc	Percent IO
Full Documentation	45	$13,168,247	41.52%	6.379%	683	$292,628	80.76%	100.00%	100.00%
Reduced Documentation	22	7,920,150	24.97	6.440	683	360,007	73.71	0.00	100.00
Stated Documentation	20	6,090,350	19.20	6.899	688	304,518	77.74	0.00	100.00
No Ratio	11	3,460,435	10.91	7.007	683	314,585	79.45	0.00	100.00
No Income/No Asset	3	1,075,750	3.39	7.129	688	358,583	79.83	0.00	100.00

Total:	101	$31,714,932	100.00%	6.588%	684	$314,009	78.25%	41.52%	100.00%

Occupancy

Occupancy	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc	Percent IO
Primary	73	$26,650,737	84.03%	6.581%	681	$365,079	78.23%	39.62%	100.00%
Investment	20	3,046,560	9.61	6.819	705	152,328	78.10	55.28	100.00
Second Home	8	2,017,635	6.36	6.329	693	252,204	78.62	45.85	100.00

Total:	101	$31,714,932	100.00%	6.588%	684	$314,009	78.25%	41.52%	100.00%

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

Mortgage Loan Age Summary

Mortgage Loan Age (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc	Percent IO
2	18	$6,603,100	20.82%	6.597%	682	$366,839	78.19%	37.05%	100.00%
3	70	21,368,673	67.38	6.613	686	305,267	77.99	39.11	100.00
4	11	3,116,859	9.83	6.332	698	283,351	79.13	55.73	100.00
5	1	440,000	1.39	7.250	553	440,000	80.00	100.00	100.00
7	1	186,300	0.59	6.100	592	186,300	90.00	100.00	100.00

Total:	101	$31,714,932	100.00%	6.588%	684	$314,009	78.25%	41.52%	100.00%

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 3 months.

Original Prepayment Penalty Term

Original Prepayment Penalty Term	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc	Percent IO
None	43	$14,534,536	45.83%	6.543%	685	$338,012	76.92%	37.18%	100.00%
12 Months	4	1,273,000	4.01	6.181	714	318,250	68.95	43.75	100.00
24 Months	34	9,355,510	29.50	6.731	684	275,162	80.53	44.61	100.00
36 Months	18	6,133,486	19.34	6.576	675	340,749	79.70	47.65	100.00
60 Months	2	418,400	1.32	6.382	675	209,200	80.00	26.39	100.00

Total:	101	$31,714,932	100.00%	6.588%	684	$314,009	78.25%	41.52%	100.00%

The weighted average original prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 28 months.

Credit Scores

Range of Credit Scores	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc	Percent IO
551 to 575	1	$440,000	1.39%	7.250%	553	$440,000	80.00%	100.00%	100.00%
576 to 600	3	736,800	2.32	7.035	595	245,600	88.03	62.68	100.00
601 to 625	7	1,916,300	6.04	7.331	617	273,757	83.32	33.92	100.00
626 to 650	11	2,917,412	9.20	6.688	638	265,219	77.44	35.89	100.00
651 to 675	17	5,441,703	17.16	6.592	662	320,100	78.64	22.70	100.00
676 to 700	24	8,725,366	27.51	6.430	684	363,557	78.37	58.98	100.00
701 to 725	25	7,710,951	24.31	6.598	715	308,438	76.74	24.90	100.00
726 to 750	5	1,627,800	5.13	6.394	733	325,560	85.07	80.23	100.00
751 to 775	6	1,459,400	4.60	6.211	762	243,233	73.07	45.40	100.00
776 to 800	2	739,200	2.33	6.341	786	369,600	63.99	40.58	100.00

Total:	101	$31,714,932	100.00%	6.588%	684	$314,009	78.25%	41.52%	100.00%

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 553 to 791 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 684.

Gross Margins

Range of Gross Margins	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc	Percent IO
1.501% to 2.000%	1	$560,000	1.77%	4.625%	678	$560,000	80.00%	100.00%	100.00%
2.001% to 2.500%	4	1,254,500	3.97	5.431	726	313,625	61.19	100.00	100.00
2.501% to 3.000%	55	17,878,763	56.57	6.425	694	325,068	76.00	34.97	100.00
3.001% to 3.500%	8	1,764,200	5.58	6.959	692	220,525	79.40	11.59	100.00
3.501% to 4.000%	3	870,155	2.75	7.875	673	290,052	75.04	0.00	100.00
4.001% to 4.500%	2	492,800	1.56	8.125	685	246,400	80.00	0.00	100.00
4.501% to 5.000%	1	190,400	0.60	6.500	684	190,400	80.00	100.00	100.00
5.001% to 5.500%	13	4,054,964	12.83	6.538	672	311,920	82.60	29.12	100.00
5.501% to 6.000%	3	1,427,000	4.52	6.947	657	475,667	83.56	56.59	100.00
6.001% to 6.500%	1	440,000	1.39	7.250	553	440,000	80.00	100.00	100.00
6.501% to 7.000%	3	665,200	2.10	6.962	649	221,733	81.94	69.15	100.00
7.001% to 7.500%	2	574,300	1.82	8.016	630	287,150	92.40	47.97	100.00
7.501% to 8.000%	3	1,156,750	3.66	7.277	680	385,583	94.44	100.00	100.00
8.001% to 8.500%	1	275,500	0.87	8.250	599	275,500	95.00	100.00	100.00

Total:	100	$31,604,532	100.00%	6.588%	684	$316,045	78.24%	41.32%	100.00%

As of the Cut-off Date, the Margin for the Adjustable Rate Mortgage Loans ranged from 1.875% per annum to 8.150% per annum and the weighted average Margin of the Adjustable Rate Mortgage Loans was approximately 3.740% per annum.

Maximum Mortgage Rates

Range of Maximum Mortgage Rates	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Balance Outstanding	Weighted Average Original LTV	Percent Full Doc	Percent IO
10.500% or less	2	$760,000	2.40%	5.224%	749	$380,000	63.20%	100.00%	100.00%
10.501% to 11.000%	5	1,718,500	5.44	5.480	691	343,700	73.70	100.00	100.00
11.001% to 11.500%	3	706,480	2.24	6.304	681	235,493	73.19	47.63	100.00
11.501% to 12.000%	22	7,515,979	23.78	6.223	696	341,635	73.37	36.66	100.00
12.001% to 12.500%	22	6,994,088	22.13	6.390	675	317,913	78.36	36.56	100.00
12.501% to 13.000%	14	4,131,080	13.07	6.773	715	295,077	80.83	19.60	100.00
13.001% to 13.500%	14	3,795,000	12.01	7.168	663	271,071	82.45	51.47	100.00
13.501% to 14.000%	8	2,825,405	8.94	7.386	675	353,176	83.96	37.93	100.00
14.001% to 14.500%	5	1,097,000	3.47	8.029	654	219,400	81.82	19.14	100.00
14.501% to 15.000%	2	610,500	1.93	7.627	626	305,250	93.94	100.00	100.00
15.001% to 15.500%	1	275,500	0.87	8.250	599	275,500	95.00	100.00	100.00
16.501% to 17.000%	1	395,000	1.25	4.875	657	395,000	68.70	0.00	100.00
18.501% to 19.000%	1	780,000	2.47	6.630	676	780,000	80,00	0,00	100.00

Total:	100	$31,604,532	100.00%	6.588%	684	$316,045	78.24%	41.32%	100.00%

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 10.125% per annum to 18.630% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 12.719% per annum.

Next Rate Adjustment Date

Next Rate Adjustment Date	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Balance Outstanding	Weighted Average Original LTV	Percent Full Doc	Percent IO
August 2005	1	$560,000	1.77%	4.625%	678	$560,000	80.00%	100.00%	100.00%
November 2005	2	1,175,000	3.72	6.040	670	587,500	76.20	0.00	100.00
December 2006	1	186,300	0.59	6.100	592	186,300	90.00	100.00	100.00
March 2007	6	1,419,068	4.49	6.906	690	236,511	85.68	30.92	100.00
April 2007	25	6,269,155	19.84	7.018	674	250,766	79.10	14.06	100.00
May 2007	9	3,372,900	10.67	6.437	696	374,767	73.75	36.19	100.00
February 2008	1	440,000	1.39	7.250	553	440,000	80.00	100.00	100.00
March 2008	3	937,791	2.97	6.361	668	312,597	82.13	57.40	100.00
April 2008	29	9,367,938	29.64	6.485	696	323,032	79.01	50.61	100.00
May 2008	6	1,630,200	5.16	7.335	652	271,700	87.06	49.14	100.00
March 2010	2	760,000	2.40	5.224	749	380,000	63.20	100.00	100.00
April 2010	14	5,061,180	16.01	6.565	684	361,513	74.47	40.80	100.00
May 2010	1	425,000	1.34	6.580	719	425,000	85.00	100.00	100.00

Total:	100	$31,604,532	100.00%	6.588%	684	$316,045	78.24%	41.32%	100.00%